UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) January 26, 2004

____________________________________

HESPERIA HOLDING , INC.

(Name of Small Business issuer in its charter)

____________________________________

NEVADA (State or other jurisdiction of incorporation or organization)	000-30085 (Commission file No.)	88-0453327 (IRS Employer Identification No.)

9780 E Avenue

Hesperia, California 92345
(Address of principal executive offices including zip code)

(760) 244-8787

(Registrant's telephone number including area code)

ITEM 5. OTHER EVENTS

The Company announced in a press release on January 26, 2004 that it has been cleared by NASD to be submitted for quotation on the OTC Bulletin Board under the trading symbol "HSPR".

On January 10, 2004 the board of directors consented to the issuance of 27,272 shares of the Company's restricted common stock to IR Plus, Inc for services that have been performed under a Consulting Agreement entered into on April 10, 2003 between the Company and IR Plus, Inc. (filed herewith as Exhibit 10).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 10 Consulting Agreement with IR Plus, Inc.

Exhibit 99 Press Release dated January 26, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                HESPERIA HOLDING, INC.

                                                                                                                                By:/s/ Donald Shimp

                                                                                                                                        Donald Shimp, President

Date: January 27, 2004